EXECUTION COPY






                           MASTER SERVICING AGREEMENT

                            Dated as of July 1, 1999

                                      among


              AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2, Issuer,

                                       and

         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, Master Servicer
                             and Indenture Trustee




                         Relating to the Mortgage Loans
                     Pledged as Collateral for the Issuer's
                        Collateralized Home Equity Bonds,
                            in the Aggregate Initial
                        Principal Amount of $394,100,000

                                TABLE OF CONTENTS
                                                                        Page

                              PRELIMINARY STATEMENT

Section 1.    Defined Terms..............................................  1

Section 2.    Mortgage Documents.........................................  14
              (a)    Indenture Trustee to Retain Possession of Documents
                     through Custodian...................................  14
              (b)    Indenture Trustee and Custodian to Cooperate;
                     Release of Indenture Trustee Mortgage Files.........  17
              (c)    Representations and Warranties of the Master
                     Servicer, the Seller and the Issuer.................  18

Section 3.    General Duties of the Master Servicer......................  21
              (a)    Master Servicer to Master Service Mortgage Loans....  21
              (b)    Servicing; Enforcement of the Obligations
                     of Servicers........................................  21
              (c)    Successor Servicers.................................  22
              (d)    Access to Certain Documentation.....................  23
              (e)    Rights of the Issuer and the Indenture Trustee in
                     Respect of the Master Servicer......................  24
              (f)    Reserved............................................  24
              (g)    Collection of Mortgage Loan Payments; Bond Account;
                     Distribution Account................................  24
              (h)    Annual Officer's Certificate as to Compliance.......  27
              (i)    Master Servicer Fidelity Bond and Master
                     Servicer Errors and Omissions Insurance Policy......  28
              (j)    Periodic Filings with the Securities and Exchange
                     Commission; Additional Information..................  28
              (k)    Optional Purchase of Defaulted Mortgage Loans.......  28
              (l)    No Solicitation.....................................  29
              (m)    Servicer Clean-up Call Purchase of Mortgage Loans...  29
              (n)    Master Servicer Monthly Data........................  30

Section 4.    Advances ..................................................  30

Section 5.    Master Servicing Compensation and Expenses.................  30
              (a)    Master Servicer Compensation........................  30
              (b)    Servicer Compensation...............................  31

Section 6.    Master Servicer............................................  31
              (a)    Liabilities of the Master Servicer..................  31
              (b)    Merger or Consolidation of the Master Servicer......  31
              (c)    Resignation of Master Servicer......................  31
              (d)    Assignment or Delegation of Duties by the
                     Master Servicer.....................................  32
              (e)    Limitation on Liability of the Master Servicer
                     and Others..........................................  32

Section 7.    Master Servicing Default; Termination and Liabilities......  33
              (a)    Master Servicing Default............................  33
              (b)    Indenture Trustee to Act; Appointment of Successor..  35
              (c)    Waivers by FSA......................................  36
              (d)    Notification to Bondholders.........................  36

Section 8.    Miscellaneous..............................................  37
              (a)    Term of Master Servicing Agreement..................  37
              (b)    Assignment..........................................  37
              (c)    Notices.............................................  37
              (d)    Governing Law.......................................  39
              (e)    Amendments..........................................  39
              (f)    Severability........................................  39
              (g)    No Joint Venture....................................  39
              (h)    Execution in Counterparts...........................  39
              (i)    Limitation of Liability of Wilmington Trust Company.  39
              (j)    Noncompetition Covenants............................  40
              (k)    Third-Party Beneficiary.............................  40
              (l)    Trust Estate and Accounts Held for Benefit of FSA...  40

SCHEDULE I       -    Schedule of Mortgage Loans
SCHEDULE II      -    Representations and Warranties of the Master Servicer
SCHEDULE III     -    Representations and Warranties as to the Mortgage Loans
SCHEDULE IV      -    Representations and Warranties of the Issuer
SCHEDULE V       -    Servicing Agreements
SCHEDULE VI      -    Purchase and Sale Agreements

                           MASTER SERVICING AGREEMENT

         THIS MASTER SERVICING AGREEMENT is made and entered into as of July 1, 1999, by and among American Residential Eagle Bond Trust 1999-2, a statutory business trust formed under the laws of the State of Delaware (the "Issuer"), and Norwest Bank Minnesota, National Association ("Norwest"), a national banking association (the "Master Servicer" and "Indenture Trustee" under the Indenture referred to below).

                              PRELIMINARY STATEMENT

         The Issuer was formed for the purpose of issuing Bonds secured by mortgage collateral. The Issuer has entered into a trust indenture, dated as of July 1, 1999 (the "Indenture"), between the Issuer and the Indenture Trustee, pursuant to which the Issuer intends to issue its Bonds, in the aggregate initial principal amount of $394,100,000 (the "Bonds"). Pursuant to the Indenture, as security for the indebtedness represented by such Bonds, the Issuer is and will be pledging to the Indenture Trustee, or granting the Indenture Trustee a security interest in, among other things, certain Mortgage Loans, its rights under this Agreement, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Bond Account, the Distribution Account and certain Insurance Policies (as each such term is defined herein).

         The parties desire to enter into this Agreement to provide, among other things, for the master servicing of the Mortgage Loans by the Master Servicer. The Master Servicer acknowledges that, in order further to secure the Bonds, the Issuer is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Master Servicer agrees that all covenants and agreements made by the Master Servicer herein with respect to the Mortgage Loans shall also be for the benefit and security of the Indenture Trustee and Holders of the Bonds and FSA ( as herein defined).

         American Residential Investment Trust, Inc. (the "Seller") has entered into Servicing Agreements (as defined herein) with Servicers (as defined herein) to perform, as independent contractors, servicing functions with respect to the Mortgage Loans. For its services under a Servicing Agreement, each Servicer will receive a Servicing Fee (as provided therein) with respect to each Mortgage Loan serviced by it thereunder.

         In addition, the Issuer will enter into a Management Agreement, dated as of the date hereof, with the Seller (in such capacity, the "Manager"), pursuant to which the Manager will conduct certain operations of the Issuer. Actions by or required of the Issuer hereunder may be performed on its behalf by the Manager or any sub-manager appointed to act for the Issuer.

         1.       Defined Terms.

         Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Capitalized terms that are used but not defined in this Agreement and which are defined in the Indenture have the meanings assigned to them therein.

         "Adjustable Rate Mortgage Loan" means any Mortgage Loan which provides for adjustment of the Mortgage Rate payable in respect thereto in accordance with the Index and other factors set forth in such Note.

         "Adjustment Date" means, as to any Mortgage Loan, a date on which the related Mortgage Rate adjusts pursuant to the terms thereof.

         "Advance" means any advance of a payment of principal and interest due on a Mortgage Loan required to be made by a Servicer with respect to any Distribution Date pursuant to the related Servicing Agreement.

         "Agreement" means this Master Servicing Agreement, as the same may be amended or supplemented from time to time.

         "Appraised Value" means (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; or (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

         "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978, as amended from time to time.

         "Bond Account" means, with respect to the Bonds, the separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3(g) with a depository institution in the name of the Master Servicer for the benefit of the Indenture Trustee on behalf of the Bondholders and FSA and designated "Bond Account - Norwest Bank Minnesota, National Association, in trust for the registered holders of Bonds, Series 1999-2 and FSA."

         "Bondholder" or "Holder" means the Person in whose name a Bond is registered in the Bond Register (as defined in the Indenture).

         "Bonds" mean the Issuer's Bonds, Class A-1 and Class A-2.

         "Business Day" means any day other than (i) a Saturday or a Sunday,  or
(ii) a day on which banking institutions in the States of Maryland or Minnesota or The City of New York or the city in which the Corporate Trust Office (as defined in the Indenture) is located are authorized or obligated by law or executive order to be closed.

         "Calculation Date" means, as to any Distribution Date, the second Business Day prior to such Distribution Date.

         "Closing Date" means August 5, 1999.

         "Company"   means  American   Residential   Eagle,   Inc.,  a  Delaware
corporation, which, as of the Closing Date, owns all of the outstanding beneficial interests in the Issuer.

         "Custodial Agreement" means the agreement between the Indenture Trustee, the Seller and the Custodian.

         "Custodian" means Bankers Trust Company of California, N.A., as custodian under the Custodial Agreement, or any successor custodian thereunder.

         "Cut-off Date" means, with respect to the Mortgage Loans, July 1, 1999.

         "Debt Service Reduction" means, with respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         "Deficient Valuation" means, with respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

         "Deleted Mortgage Loan" has the meaning ascribed thereto in Section 2(c)(iv) hereof.

         "Deposit Trust Agreement" means the Deposit Trust Agreement, dated as of July 1, 1999, between the Company and the Owner Trustee, as such Deposit Trust Agreement may be amended or supplemented from time to time.

         "Distribution Account" means the Eligible Account or Accounts created and maintained with the Indenture Trustee pursuant to Section 8.02 of the Indenture, to which shall be remitted from time to time certain of the funds the Master Servicer has collected and deposited in the Bond Account with respect to the Mortgage Loans, as required hereunder and under the Indenture.

         "Distribution Account Deposit Date" means, as to any Distribution Date, the Business Day prior to such Distribution Date.

         "Distribution Date" means, with respect to the Bonds and the Investor Certificate, the 25th day of each calendar month after the initial issuance of the Bonds and the Investor Certificate or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in September, 1999.

          "Due Date" means, with respect to each Distribution Date, the date on which the monthly payment of principal and interest on such Mortgage Loan became due during the period beginning on the second day of the month preceding the month of such Distribution Date and ending on the first day of the month of such Distribution Date.

         "Eligible Account" means any of (i) a segregated account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein and the long term debt obligations of which shall be rated AA or higher by S&P and Aa or higher by Moody's, or (ii) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity acceptable to each Rating Agency and FSA, having capital and surplus not less than $100,000,000 or (iii) any other account acceptable to each Rating Agency and FSA. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Master Servicer or the Indenture Trustee.

         "Escrow Account" means the Eligible Account or Accounts established and maintained pursuant to the applicable Servicing Agreement.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "FHLMC" means Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         "FNMA" means Fannie Mae, formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         "FSA" means Financial Security Assurance Inc., or any successor thereto.

         "FSA Policy" means the irrevocable financial guaranty insurance policy (Policy No. 50838-N) issued by FSA with respect to the Bonds.

         "Indenture" means the trust indenture, dated as of the date hereof, between the Issuer and the Indenture Trustee, as such Indenture may be amended or supplemented from time to time in accordance with its terms.

         "Independent Accountants" shall have the meaning ascribed to such term under the Indenture.

         "Indenture Trustee" means Norwest Bank Minnesota, National Association, a national banking association, and any Person resulting from or surviving any consolidation or merger to which it may be a party until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Agreement, and thereafter "Indenture Trustee" shall mean such successor Person."

         "Index" means, as to each Adjustable Rate Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

         "Insurance Policy" means, with respect to any Mortgage Loan, any primary mortgage guaranty insurance policy or other insurance policy with respect to the Mortgage Loans, including all riders and endorsements thereto in effect, including any replacement policy or policies for any insurance policies (but shall not include the FSA policy).

         "Insurance Proceeds" means proceeds paid by an insurer pursuant to any Insurance Policy, other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

         "Insured Expenses" means amounts applied out of payments made by an insurer under an Insurance Policy to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Agreement.

         "Investor Certificate" shall have the meaning ascribed thereto in the Deposit Trust Agreement.

         "LPMI Insurer" means Radian Guaranty Inc., or any successor thereto.


         "LPMI Policy" means the policy of private mortgage insurance relating to certain of the Mortgage Loans (Policy Lender No. 55468-000)."


         "LPMI Premium" means 1.45% per annum of the Stated Principal Balance of the Mortgage Loans covered by the LPMI Policy, to be paid on a monthly basis by the Master Servicer to the LPMI Insurer from collections or advances on the Mortgage Loans.

         "LIBOR" means, for each Adjustable Rate Mortgage, the six-month London Interbank Rate determined as provided in the related Mortgage Note.

         "Liquidated Mortgage Loan" means with respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

         "Liquidation Proceeds" means amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Master Servicer Advances, Servicing Advances and Advances and net of any other unreimbursed expenses incurred in connection with liquidation or foreclosure.

         "Loan-to-Value Ratio" means, with respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         "Management Agreement" means the management agreement dated as of July 1, 1999, between the Issuer and the Seller, as Manager.

         "Margin" means as to each Adjustable Rate Mortgage Loan, the percentage amount set forth on the related Mortgage Note which is to be added to the Index in calculating the Mortgage Rate thereon.

         "Master Servicer" means Norwest Bank Minnesota, National Association, a national banking association, and its successors and assigns, in its capacity as master servicer hereunder.

         "Master Servicer Advance" means the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the applicable Servicing Fee, the LPMI Premium and net of any net income received in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received (either as collections or Advances from Servicers) as of the close of business on the related Calculation Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

         "Master Servicer Advance Date" means as to any Distribution Date, the Distribution Account Deposit Date prior to such Distribution Date.

         "Master  Servicing   Default"  means  a  master  servicing  default  as
described under Section 7(a) of this Agreement.

          "Maximum Rate" means as to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

         "Minimum Rate" means as to any Mortgage Loan, the minimum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Indenture, for purposes of Section 9(c) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Issuer and the Master Servicer.

         "Mortgage" means the mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         "Mortgage Documents" mean the mortgage documents pertaining to a particular Mortgage Loan and delivered to the Custodian pursuant to this Agreement and the Custodial Agreement.

         "Mortgage Loan" means such of the mortgage loans granted by the Issuer to the Indenture Trustee under the Indenture as security for the Bonds, as from time to time are held as part of the Trust Estate (including any REO Property), the Mortgage Loans so held being identified in the Schedule of Mortgage Loans, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          "Mortgage Loan Purchase Agreement" means the mortgage loan purchase agreement dated as of July 1, 1999 among the Seller, the Company and the Issuer.

         "Mortgage Note" means the original executed Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Rate" means the annual rate of interest borne by a Mortgage Note from time to time.

         "Mortgaged Property" means the underlying property securing a Mortgage Loan.

         "Mortgagor" means the obligor(s) on a Mortgage Note.

         "Net Mortgage Rate" means, as to any Mortgage Loan and Distribution Date, the related Mortgage Rate as of the Due Date in the month of such Distribution Date reduced by the related Servicing Fee Rate.

         "Nonrecoverable Advance" means any portion of an Advance, Servicing Advance or Master Servicer Advance previously made or proposed to be made by the related Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of the related Servicer or such Master Servicer, will not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds or otherwise.

         "Officer's Certificate" means a certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Indenture Trustee as required by this Agreement.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for a Servicer, the Master Servicer or the Issuer, as applicable, including, in-house counsel, reasonably acceptable to the Indenture Trustee. Except as specifically provided herein, no Opinion of Counsel shall be at the expense of the Master Servicer.

         "Original Bond Principal Amount" means the Original Bond Principal Amount which is equal to Class A-1 $332,350,000 plus Class A-2 $61,750,000, equaling $394,100,000.

         "Original Pool Principal Balance" means the Pool Principal Balance as of the Cut-off Date which is equal to Pool 1 $341,290,854.81 plus Pool 2 $63,032,561.90, equaling $404,323,416.71.

         "Outstanding Mortgage Loan" means, as of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

         "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

         "Periodic Rate Cap" means, as to any Adjustable Rate Mortgage Loan and any Adjustment Date, the maximum allowable percent increase to the related Mortgage Rate on any such Adjustment Date, as specified in the related Mortgage Note.

         "Permitted Investments" means, at the time, any one or more of the following obligations and securities.

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency;

                  (iii) commercial paper which is then receiving the highest commercial paper rating of each Rating Agency;

                  (iv)  certificates  of deposit,  demand or time  deposits,  or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investors Service, Inc. ("Moody's") is a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent such deposits are fully insured by the FDIC;

                  (vi) repurchase obligations with respect to any security described in clauses (i) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which have the highest rating of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities);

                  (viii) interests in any money market fund which invests only in other Permitted Investments which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each applicable Rating Agency;

                  (ix) short term investment funds which invest only in other Permitted Investments sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which are rated by each applicable Rating Agency in their respective highest applicable rating category;

                  (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to FSA and each applicable Rating Agency as will not result in a change in the rating (without regard to the existence of the FSA Policy) then assigned to the Bonds by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; and

                   (xi) any mutual fund, money market funds, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any fund managed by the Master Servicer or any affiliate of the Master Servicer or any fund to which the Master Servicer or any affiliate of the Master Servicer acts as an advisor, provided that such fund has the highest applicable rating by each Rating Agency, provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         "Pool Principal Balance" means, with respect to any Distribution Date and Mortgage Pool, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Mortgage Pool which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

         "Principal Prepayment" means any payment or other recovery of principal in respect of a Mortgage Loan that is received in advance of its scheduled Due Date and is not intended as an advance payment of a Scheduled Payment.

         "Principal Prepayment in Full" means any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

         "Prospectus Supplement" means the Prospectus Supplement dated July 21, 1999 relating to the Bonds.

         "PUD" means Planned Unit Development.

         "Purchase  Price"  means,  with respect to the purchase of any Mortgage
Loan from the Issuer an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Bondholders.

         "Purchase  and Sale  Agreement"  means those  agreements  identified on
Schedule VI attached hereto.

         "Rating Agency" shall mean each of the Rating Agencies specified in the Indenture. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer and acceptable to FSA, notice of which designation shall be given to the Indenture Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         "Realized Loss" means, with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Liquidated Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Bondholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

         "Refinancing Mortgage Loan" means any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

         "Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "REO Property" means a Mortgaged Property acquired by the Trust Estate through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          "Replacement Mortgage Loan" means a Mortgage Loan substituted for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the Custodial Agreement, (i) have a principal balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 20% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1.0% per annum higher than, that of the Deleted Mortgage Loan and, if an Adjustable Rate Mortgage Loan, bear interest based on an Index that is LIBOR;
(iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a Mortgage Rate not lower than, and not more than 1.0% per annum higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than 36 months less than) that of the Deleted Mortgage Loan; and (vi) comply with each representation and warranty set forth in Schedule III hereto; and (vii) otherwise be acceptable to FSA.

         "Request for Release" means the Request for Release submitted by a Servicer or the Seller to the Custodian, substantially in one of the forms attached to the Custodial Agreement, as appropriate.

         "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill Inc. If S&P is designated as a Rating Agency in the Indenture, for purposes of Section 8(c) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Master Servicer.

         "Schedule  of Mortgage  Loans" means the  schedule  attached  hereto as
Schedule I listing the Mortgage Loans to be master serviced by the Master Servicer pursuant to this Agreement (as from time to time amended by the Issuer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement and Section
8.05 of the Indenture) pledged to the Indenture Trustee as part of the Trust Estate and from time to time subject to this Agreement and the Indenture, setting forth the following information with respect to each Mortgage Loan:

                  (i)      the loan number;

                  (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

                  (iii)    the maturity date;

                  (iv)     the original principal balance;

                  (v)      the Original Pool Principal Balance;

                  (vi)     the first payment date of the Mortgage Loan;

                  (vii) the Scheduled Payment in effect as of the Cut-off Date;

                  (viii)   the Loan-to-Value Ratio at origination;

                  (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

                  (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling, (b) attached single family dwelling, (c) a dwelling in a PUD, (d) a condominium unit, or
         (e) a two- to four-unit residential property;

                  (xi)     the Mortgage Rate in effect as of the Cut-off Date;

                  (xii)    the Servicing Fee Rate;

                  (xiii)   the Maximum Rate and the Minimum Rate;

                  (xiv)    the Periodic Rate Cap (if any);

                  (xv)     the Adjustment Date (if any);

                  (xvi)    the Margin (if any);

                  (xvii)   the purpose for the Mortgage Loan; and

                  (xviii) the type of documentation program pursuant to which the Mortgage Loan was originated.

         Such schedule shall also set forth (a) the total of the amounts described under (iv) and (vii) above and (b) the weighted average, weighted on the basis of the Original Pool Principal Balance, of the amounts described under
(xi) and (xii) above.

         "Scheduled Payment" means the scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

         "Seller" means American Residential Investment Trust, Inc., a Maryland corporation, and its successors and assigns.

         "Separate Indenture Trustee" means the Indenture Trustee if it is a different entity than the Master Servicer at the time.

         "Servicer" means any person acting as the Servicer pursuant to a Servicing Agreement.

         "Servicing Advances" means all customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost of (i) the inspection, preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of any REO Property.

         "Servicing Agreement" means any agreement entered into by or assigned to the Seller relating to servicing and/or administration of Mortgage Loans as provided in Schedule V.

         "Servicing Fee" means, as to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan.

         "Servicing Fee Rate" means, with respect to any Mortgage Loan, a per annum rate of 0.50%.

         "Servicing Officer" means any officer of the Master Servicer or any Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loan whose name and facsimile signature appear on a list of servicing officers furnished to the Indenture Trustee, the Custodian and FSA by the Master Servicer or any Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

         "Stated Principal Balance" means, as to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

         "Substitution Amount" has the meaning ascribed to such term pursuant to
Section 2(c)(iv).

          "Trust Receipt" means, as applicable, either the Initial Trust Receipt in the form of Exhibit One-A to the Custodial Agreement or the Final Trust Receipt in the form of Exhibit One-B to the Custodial Agreement.

         "Trustee Mortgage File" means, with respect to each Mortgage Loan, the Mortgage Documents.

         2.       Mortgage Documents.

                  (a) Indenture Trustee to Retain Possession of Documents through Custodian.

                           (i) Concurrently with the execution and delivery hereof, the Issuer has pledged, transferred and assigned to the Indenture Trustee for the benefit of the Bondholders and FSA, as collateral for the payment of principal and interest on the Bonds, all right, title and interest of the Issuer in and to the Trust Estate for the Bonds, including the Mortgage Loans. Prior to or contemporaneous with the execution of this Agreement, or within the applicable time periods specified below, the Issuer shall have delivered or caused to be delivered to the Custodian, with respect to each Mortgage Loan, all originals of the Mortgage Documents and any other instruments relating thereto specified in the Custodial Agreement, including each item in the Trustee Mortgage File.

                           In the event  that in  connection  with any  Mortgage
                  Loan the Issuer cannot deliver (A) the original recorded Mortgage, (B) all interim recorded assignments or (C) the lender's title policy (together with all riders thereto) satisfying the requirements set forth in the Custodial Agreement, concurrently with the execution and delivery hereof, the Issuer shall promptly deliver to the Custodian, in accordance with the terms and conditions of the Custodial Agreement, (x) in the case of (A) or (B) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage Loan and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than 90 days following the Closing Date, or, (y) in the case of (C) above, such title policy, no later than 90 days following the Closing Date; provided, however, that in the event the Issuer is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Issuer shall deliver such documents to the Custodian as promptly as possible upon receipt thereof and, in any event, within 180 days following the Closing Date. The Issuer shall forward or cause to be forwarded to the Custodian (I) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (II) any other documents required to be delivered by the Issuer to the Custodian. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Issuer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Issuer shall deliver to the Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

                           As promptly as practicable subsequent to the Issuer's
                  pledge, transfer and assignment, and in any event within thirty (30) days thereafter, the Issuer shall (X) affix the Indenture Trustee's name to each assignment of Mortgage, as the assignee thereof, (Y) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (Z) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Indenture Trustee, except that, with respect to any assignment of a Mortgage as to which the Issuer has not received the information required to prepare such assignment in recordable form, the Issuer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Issuer need not cause to be recorded any assignment which relates to a Mortgage Loan the Mortgage Property relating to which is located in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel from local counsel, delivered by the Issuer (at the Issuer's expense) to the Indenture Trustee and FSA in accordance with
                  Section 2.11 of the Indenture, the recordation of such assignment is not necessary to protect the Indenture Trustee's and the Bondholders' and FSA's interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any legal opinions, each assignment of Mortgage shall be recorded upon the earliest to occur of (I) the direction by FSA, (II) a default under the Indenture, or (III) any bankruptcy, insolvency or foreclosure with respect to the related Mortgagor.

                           In the case of Mortgage  Loans that have been prepaid
                  in full as of the Closing Date, the Issuer, in lieu of delivering the above documents to the Custodian, will deposit in the Bond Account the portion of such payment that is required to be deposited in the Bond Account pursuant to
                  Section 3(g).

                           Until the Bonds have been paid in full and the Issuer
                  has otherwise fulfilled its obligations under the Indenture, the Custodian shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth in the Custodial Agreement, the Indenture and this Agreement.

                           (ii) On the Closing Date, the Indenture Trustee shall
                  receive a Trust Receipt from the Custodian, whereby the Custodian acknowledges receipt of the documents identified in the applicable Trust Receipt and declares that it holds and will hold such documents and the other documents delivered to it constituting the Trustee Mortgage Files in trust for the exclusive use and benefit of the Indenture Trustee, as the holder of the Trust Receipts acting on behalf of all present and future Bondholders and FSA. The Custodian acknowledges that it will maintain possession of the Mortgage Notes in the State provided in the Custodial Agreement, unless otherwise permitted by the Indenture Trustee, the Rating Agencies and FSA.

                           The Custodian  has agreed,  pursuant to the Custodial
                  Agreement, to execute and deliver on the Closing Date to the Issuer, the Master Servicer, the Seller and the Indenture Trustee a Trust Receipt constituting an initial such receipt in the form attached to the Custodial Agreement. Based on its review and examination required by and in accordance with the Custodial Agreement, and only as to the documents identified in such initial certification, the Custodian acknowledges that such documents appear regular on their face and relate to the specified Mortgage Loan; provided that the Custodian shall be under no obligation to ascertain that, except as therein provided, any information set forth in said Trust Receipt is accurate. Neither the Indenture Trustee nor the Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

                           Not later than 180 days after the Closing  Date,  the
                  Custodian shall deliver to the Indenture Trustee the applicable Trust Receipt in final form, with any applicable exceptions noted thereon.

                           If, in the course of its review,  the Custodian finds
                  any document constituting a part of a Trustee Mortgage File which does not meet the requirements of the Custodial Agreement, such Custodian shall list such as an exception in the Trust Receipt; provided, however, that such Custodian shall not make any determination as to whether (A) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (B) that any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. Subject to the time extensions for certain documents set forth in subclause
                  (i) above, the Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (I) substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2(c)(iv), or (II) purchase such Mortgage Loan from the Indenture Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan. Any such substitution pursuant to clause (I) above shall not be effected prior to the delivery to the Custodian of a Request for Release. The Purchase Price for any such Mortgage Loan purchased pursuant to clause (II) shall be deposited by the Seller in the Bond Account on or prior to the applicable Distribution Account Deposit Date in the month following the month of purchase and, upon the making of such deposit and the delivery of related Request for Release, the Custodian shall release the related Trustee Mortgage File to the Seller and shall execute and deliver at Issuer's request such instruments of transfer or assignment prepared by the Issuer and the Indenture Trustee, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Issuer's and the Indenture Trustee's interest in any Mortgage Loan released pursuant hereto.

                           The Custodian shall retain  possession and custody of
                  each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth in the Custodial Agreement. The Issuer or the Indenture Trustee or any Servicers shall promptly deliver to the Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Trustee Mortgage File as come into the possession of the respective Issuer, Indenture Trustee or any Servicer from time to time.

                           It is  understood  and agreed that the  obligation of
                  the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements set forth in the Custodial Agreement shall constitute the sole remedy respecting such defect available to the Indenture Trustee and any Bondholder against the Seller.

                  (b) Security Interest of the Indenture Trustee; Indenture Trustee and Custodian to Cooperate; Release of Trustee Mortgage Files.

                           (i) The  Master  Servicer  hereby  acknowledges  that
                  concurrently with the execution of this Agreement, the Indenture Trustee has acquired and holds a security interest in the Trustee Mortgage Files and in all Mortgage Loans represented by such Trustee Mortgage Files and in all funds now or hereafter held by, or under the control of, the Master Servicer that are collected by the Master Servicer in connection with the Mortgage Loans, whether as Scheduled Payments, as Principal Prepayments, or as Liquidation Proceeds or Insurance Proceeds, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any amounts or reimbursements to which the Master Servicer is entitled under this Agreement). The Master Servicer agrees that so long as the Mortgage Loans are assigned to the Indenture Trustee, all Trustee Mortgage Files (and any documents or instruments constituting a part of such files), and such funds which come into the actual possession or custody of, or which are subject to the actual possession and control of, the Master Servicer shall be held by the Master Servicer for and on behalf of the Indenture Trustee as the Indenture Trustee's agent and bailee for purposes of perfecting the Indenture Trustee's security interest therein, as provided by Section 9-305 of the Uniform Commercial Code of the State in which such property is located, or by other laws, as specified in Section 8.04 of the Indenture. The Master Servicer hereby accepts such agency and acknowledges that the Indenture Trustee, as secured party, will be deemed to have possession at all times of all Trustee Mortgage Files and any other documents or instruments constituting a part of such files, such funds and other items for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such property may be physically held by the Master Servicer. Notwithstanding such appointment of the Master Servicer as agent, the Indenture Trustee agrees to execute all satisfactions of Mortgages. The Master Servicer also agrees that it shall not create, incur or subject any Trustee Mortgage File or other documents relating to a Mortgage Loans which are in the possession of the Master Servicer with respect to each Mortgage Loan or any funds that are deposited in the Distribution Account, the Bond Account, or any funds that otherwise are or may become due or payable to the Indenture Trustee for the benefit of the Bondholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance (other than the claims of the Bondholders), or assert by legal action or otherwise any claim or right of set-off against any such Trustee Mortgage File or any funds collected or held by, or under the control of, the Master Servicer from time to time in respect of a Mortgage Loan. The Master Servicer, however, will not be deemed to have any possession of any Trustee File if any Servicer has physical possession of the Trustee File.

                           If the related Servicer at any time seeks to initiate
                  a foreclosure proceeding in respect of any Mortgaged Property as authorized by the related Servicing Agreement, the related Servicer shall deliver or cause to be delivered to the Indenture Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. The Indenture Trustee agrees to cooperate with the Servicer in such matters.

         (c) Representations and Warranties of the Master Servicer, the Seller and the Issuer.

                            (i) Norwest Bank Minnesota, National Association, in
                  its   capacity   as   Master   Servicer,   hereby   makes  the
                  representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Issuer, FSA and the Indenture Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

                            (ii) The Seller has made in the Mortgage Loan Purchase Agreement the representations and warranties as set forth in Schedule III hereto, as of the Closing Date, or if so specified therein, as of the Cut-off Date, and such representations and warranties, and the obligations associated therewith, have been assigned to the Issuer, FSA and the Indenture Trustee;

                           (iii) The Issuer hereby makes the representations and
                  warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Indenture Trustee and the Master Servicer, as of the Closing Date.

                           (iv) Upon  discovery by any of the parties  hereto or
                  FSA, of a breach of a representation or warranty  described in
                  Section 2(c)(ii) (without regard to any limitation regarding the knowledge of the Seller contained therein) that materially and adversely affects the value of any Mortgage Loan or the interests of the Bondholders or FSA in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties and FSA. The Seller has covenanted in the Mortgage Loan Purchase Agreement to comply with the following: within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty (without regard to any limitation regarding the knowledge of the Seller contained therein) made pursuant to Section 2(c)(ii) which materially and adversely affects the value of any Mortgage Loan or the interests of the Bondholders or FSA, in any Mortgage Loan, the Seller shall cure such breach in all material respects, and if such breach is not so cured, shall, (A) remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Estate and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section 2(c); or (B) purchase the affected Mortgage Loan or Mortgage Loans from the Issuer (with the Indenture Trustee releasing its lien thereon) at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (A) above shall not be effected prior to the delivery to the Indenture Trustee of a Request for Release for the Deleted Mortgage Loan Trustee Mortgage File, and the delivery to the Custodian of the Trustee Mortgage File for any such Replacement Mortgage Loan. The Seller shall promptly reimburse the Indenture Trustee or FSA for any expenses reasonably incurred by the Indenture Trustee or FSA in respect of enforcing the remedies for such breach.

                           With respect to the  representations  and  warranties
                  described in this Section 2(c) which are made to the best of the Seller's knowledge, if it is discovered by either the Issuer or the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of any Mortgage Loan, or the interests of the Bondholders or FSA therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                           With  respect  to any  Replacement  Mortgage  Loan or
                  Loans, the Seller shall deliver to the Custodian for the benefit of the Bondholders and FSA the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by the Custodial Agreement, with the Mortgage Note endorsed and the Mortgage assigned as required by Custodial Agreement. No substitution is permitted to be made in any calendar month after the Distribution Account Deposit Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, Available Funds will include the monthly payment due on any Deleted Mortgage Loans for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loans.

                           The Issuer shall amend the Schedule of Mortgage Loans
                  for the benefit of the Bondholders and FSA to reflect the removal of such Deleted Mortgage Loans and the substitution of the Replacement Mortgage Loans and the Issuer shall deliver the amended Schedule of Mortgage Loans to the Indenture Trustee and FSA. Upon such substitution, the Replacement Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2(c)(ii) with respect to such Mortgage Loans. Upon any such substitution and the deposit to the Bond Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Indenture Trustee shall release the Trustee Mortgage File held for the benefit of the Bondholders and FSA relating to such Deleted Mortgage Loans to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Indenture Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2(c).

                           For any month in which the Seller  substitutes one or
                  more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Amount") shall be deposited into the Bond Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became replaced hereunder.

                           In the event that the Seller  shall have  purchased a
                  Mortgage Loan, the Purchase Price therefor shall be deposited in the Bond Account pursuant to Section 3(g) and in compliance with the provisions of Section 8.05 of the Indenture on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to purchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release, the Indenture Trustee shall release the related Trustee Mortgage File held for the benefit of the Bondholders to the Seller, and the Indenture Trustee shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Indenture Trustee pursuant to Section 8.05 of the Indenture. It is understood and agreed that the obligation under this Agreement of the Seller to cure, purchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Bondholders or the Indenture Trustee on their behalf.

                           The  representations  and warranties made pursuant to
                  this Section 2(c) shall survive delivery of the respective Trustee Mortgage Files to the Custodian for the Indenture Trustee for the benefit of the Bondholders and FSA.

         3.       General Duties of the Master Servicer.

                  (a)      Master Servicer to Master Service Mortgage Loans.

         The parties agree that, subject to the provisions of Section 7 hereof, the Master Servicer shall master service the Mortgage Loans in accordance with the terms of this Agreement. In that regard, the Master Servicer shall monitor and oversee the servicing of the Mortgage Loans by each Servicer pursuant to the terms of its Servicing Agreement, on behalf of the Issuer, FSA and the Indenture Trustee and for the benefit of the Bondholders, in accordance with this Agreement and applicable laws and regulations and giving due consideration to customary and usual standards of practice of prudent mortgage lenders and master servicers. In addition, the Master Servicer shall (i) oversee and consult with each Servicer as appropriate from time to time to fulfill the Master Servicer's obligations hereunder, (ii) receive and review all reports, information and other data and documents provided to the Master Servicer by each Servicer and
(iii) otherwise exercise its best efforts, as more fully set forth in Section 3(b), to cause each Servicer to perform and observe the covenants, obligations and conditions required to be performed under its Servicing Agreement.

                  (b)   Servicing; Enforcement of the Obligations of Servicers.

                           (i) The Seller has entered into or is the assignee of
                  the Servicing Agreements listed on Schedule V hereto, and on the Closing Date it assigned all of its right, title and interest in and to such Servicing Agreements to the Issuer. The Issuer, the Indenture Trustee and the Bondholders, by their purchase and acceptance of the Bonds, acknowledge and agree that the Mortgage Loans shall be serviced by the Servicers in accordance with the terms and provisions of the Servicing Agreements and the Issuer authorizes the Master Servicer to enforce the Servicing Agreements pursuant to the terms of this Agreement. The Seller has (A) provided to each Servicer notice of the assignment of the related Servicing Agreement to the Issuer, in accordance with the provisions of such Servicing Agreement, and of the appointment of Norwest as Master Servicer hereunder, and has instructed each Servicer to remit all amounts required to be paid to the owner of the related Mortgage Loans under its Servicing Agreement to the Master Servicer, and (B) has received from each Servicer acknowledgement of such assignment and appointment and of the Master Servicer's authority to enforce the related Servicing Agreement on behalf of the Trust and such Servicer's agreement to remit all such amounts to the Master Servicer.

                           (ii) Each Servicing Agreement requires the applicable
                  Servicer to service the Mortgage Loans in accordance with the provisions thereof. References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Any fees and other amounts payable to such Servicers shall be deducted from amounts remitted to the Master Servicer by the applicable Servicer and shall not be an obligation of the Issuer, Master Servicer or the Trust Estate. As part of its master servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee, FSA and the Bondholders, shall use its best reasonable efforts to enforce the obligations of each Servicer under the related Servicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans; provided, that, the Master Servicer shall be entitled to be reimbursed for the costs and expenses associated with any such enforcement (X) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan, (Y) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed, and (Z) if the amounts described in the preceding clauses (X) and (Y) are insufficient to reimburse the Master Servicer for all amounts so advanced, then the outstanding amount of any such advance shall be reimbursable out of amounts distributable to the Master Servicer out of the Distribution Accounts pursuant to
                  Section 8.02(c) of the Indenture.

                           (iii) Following the occurrence of a Term of Service Event ( as defined in the related Servicing Agreement) with respect to a Servicer, neither the Indenture Trustee nor the Master Servicer shall be required to deliver to such Servicer an Extension Notice (as defined in the related Servicing Agreement) with respect to any Term of Service unless the Indenture Trustee or the Master Servicer shall have received, no later than two Business Days prior to the expiration of the then current Term of Service, written instructions from FSA directing the Indenture Trustee or the Master Servicer to deliver an Extension Notice to such Servicer.

                  (c)      Successor Servicers.

                           (i) The Issuer as owner of the Mortgage Loans and the
                  Indenture Trustee as lienholder with respect thereto, pursuant to the Servicing Agreements, hereby authorize and appoint the Master Servicer as their agent to exercise all rights of the party entitled to exercise ownership rights with respect to the Mortgage Loans in accordance with the terms of the Servicing Agreements, including, without limitation, the power to terminate the Servicing Agreements and the related Servicers according to the terms and conditions of such Servicing Agreements, without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer or the related Servicer, the Master Servicer shall either act as servicer of the related Mortgage Loans in accordance with the terms of the related Servicing Agreement (with such modifications as described in this Agreement) or enter into a Servicing Agreement with a successor Servicer acceptable to the Indenture Trustee and FSA which will be bound by the terms of the related Servicing Agreement in accordance with the terms of related Servicing Agreement (with such modifications as described in this Agreement). Notwithstanding the foregoing, the parties hereto agree that the Master Servicer, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Monthly Advances and the Master Servicer will assume the other duties of the Servicer as soon as practicable, but in no event later than ninety 90 days after the Master Servicer becomes successor Servicer pursuant to the preceding sentence. The Master Servicer, in its capacity as successor Servicer, shall not be responsible for the missing information and/or documents that it cannot obtain through reasonable efforts.

                           (ii) If the Master Servicer acts as Servicer, it will
                  not assume liability for the representations and warranties of the Servicer, if any, that it replaces. The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for substantially all the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans (or fewer as consented to by FSA), and in the event of any such assumption by the successor Servicer, the Indenture Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

                           (iii) Notwithstanding the provisions of this Section 3 or of any Servicing Agreement, the Master Servicer shall be under no obligation, either as Master Servicer or as successor Servicer under a Servicing Agreement, to purchase any Mortgage Loan.

                  (d)      Access to Certain Documentation.

         The Master Servicer shall afford the Issuer, FSA and the Indenture Trustee reasonable access to all records and documentation regarding the Mortgage Loans within the Master Servicer's actual possession and all accounts, insurance information and other matters relating to this Agreement maintained by the Master Servicer, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by the Master Servicer. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3(d) shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3(d) as a result of such obligation shall not constitute a breach of this
Section 3(d).

                  (e) Rights of the Issuer and the Indenture Trustee in Respect of the Master Servicer.

         The Issuer may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Issuer or its designee. Neither the Indenture Trustee nor the Issuer shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Indenture Trustee or the Issuer be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

                  (f)      Reserved.

                  (g) Collection of Mortgage Loan Payments; Bond Account; Distribution Account.

                           (i) The Master Servicer shall make reasonable efforts
                  to collect all payments called for under the terms and provisions of the Servicing Agreements from the related Servicers.

                           (ii) The Master Servicer shall establish and maintain
                  a Bond Account in trust for the benefit of the Indenture Trustee and FSA, which shall be an Eligible Account, into which the Master Servicer shall deposit or cause to be deposited on a daily basis, or to the extent same day deposit is unavailable, within one Business Day of receipt, the following payments and collections remitted by Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                                    (A) all  payments on account of principal on
                           the Mortgage Loans, including Principal Prepayments and the principal component of any Advance remitted to it by the Servicers;

                                    (B) all  payments  on account of interest on
                           the Mortgage Loans, net of the sum of the related Servicing Fee, and the interest component of any Advance remitted to it by the Servicers;

                                    (C)     all Insurance Proceeds and
                           Liquidation Proceeds;

                                    (D)  any  other  payments,  collections  and
                           other amounts remitted to it by a Servicer pursuant to the related Servicing Agreement in respect of the Mortgage Loans, including Compensating Interest;

                                    (E) any amount  required to be  deposited by
                           the Master Servicer in connection with any realized losses on Permitted Investments pursuant to subclause
                           (vii) of this Subsection;

                                    (F) all  Purchase  Prices from the Seller or
                           any other person and all Substitution Amounts;

                                    (G) all Master  Servicing  Advances  made by
                           the Master Servicer pursuant to Section 4;

                                    (H) any amount  contributed by the Issuer to
                           be used for payment of principal and/or interest on the Bonds for any other purpose identified by the Issuer; and

                                    (I)  any  other   amounts   required  to  be
deposited hereunder.

                           The foregoing  requirements for deposit by the Master
                  Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, but excluding prepayment penalties, if collected, need not be deposited by the Master Servicer. In the event that the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Bond Account to withdraw such amount from the Bond Account, any provision herein to the contrary notwithstanding. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this subsection. All funds deposited in the Bond Account shall be held in trust for the Bondholders until withdrawn in accordance with the subclauses of this subsection.

                           (iii) The Master  Servicer may from time to time make
                  withdrawals from the Bond Account for the following purposes:

                                    (A) to pay any  Servicer the  Servicing  Fee
                           and to reimburse the Master Servicer or Servicer, as applicable, for unreimbursed Master Servicer Advances, Advances, or Servicing Advances made by it, such right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) (including Insurance Proceeds and Liquidation Proceeds) in respect of which any such Master Servicer Advance, Advance or Servicing Advance was made;

                                    (B) to  reimburse  the  related  Servicer or
                           Master  Servicer  for  any   Nonrecoverable   Advance
                           previously made;

                                    (C) to pay to the purchaser, with respect to
                           each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to any Section of this Agreement, all amounts received thereon after the date of such purchase, except as otherwise herein provided;

                                    (D) to withdraw any amount  deposited in the
                           Bond   Account  and  not  required  to  be  deposited
                           therein;

                                    (E) to withdraw  investment earnings payable
                           to the Master Servicer;

                                    (F) no later than the  Distribution  Date if
                           the Master Servicer is the same entity as the Indenture Trustee, otherwise, on the Distribution Account Deposit Date, to withdraw the amounts remitted by the Servicers to the Bond Account, together with any Master Servicer Advances, net of any amounts permitted to be withdrawn from the Bond Account pursuant to any other clause of this subsection 3(g)(iii), and remit such net amount to the Distribution Account;

                                    (G) to clear and  terminate the Bond Account
                           upon  termination  of  this  Agreement   pursuant  to
                           Section 8(a);

                                    (H) to pay the LPMI  Premium due on the LPMI
                           Policy to the LPMI Insurer;

                                    (I) to reimburse itself for expenses,  costs
                  and liabilities to the extent expressly provided in Section 6(e).

                           The Master Servicer shall keep and maintain  separate
                  accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Bond Account pursuant to such subclauses (A), (B) and (D). Prior to making any withdrawal from the Bond Account pursuant to subclause
                  (B), the Master Servicer shall deliver to the Indenture Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Master Servicer Advance, Advance, or Servicing Advance determined by the Master
                  Servicer or the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s).

                           (vi) With  respect to any  payments  received  by the
                  Master Servicer from a Servicer on or after the second Business Day following the Business Day on which such payment was due, AmREIT shall pay to the Master Servicer, to the extent not paid by the Servicer, interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by the Chase Manhattan Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by AmREIT to the Master Servicer, to the extent not paid by the Servicer, on the first Business Day after the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. The Master Servicer shall promptly notify AmREIT and the Servicer of any payments due from a Servicer but not received. The payment by AmREIT of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicers.

                           (v) Each  institution  at which the Bond  Account  is
                  maintained may invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Distribution Account Deposit Date with respect to available funds to be withdrawn on that date and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Indenture Trustee, for the benefit of the Bondholders and FSA. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Bond Account shall be for the benefit of the Master Servicer and shall be retained or withdrawn by it monthly as provided herein. The amount of any realized losses in the Bond Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Bond Account. The Indenture Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Bond Account and made in accordance with this subsection. Notwithstanding the foregoing, the Master Servicer will remit directly to AmREIT all income and gain (net of any losses) earned from investment of funds in the Bond Account from August 25, 1999 through September 17, 1999. The Master Servicer shall retain any income and gain (net of any losses) earned from investments in the Bond Account from August 18, 1999 through August 24, 1999.

                           (vi) The Master  Servicer  shall  give  notice to the
                  Indenture Trustee, FSA, the Issuer and each Rating Agency of any proposed change of the location of the Bond Account not later than 30 days and not more than 45 days prior to any change thereof.

                  (h)      Annual Officer's Certificate as to Compliance.

                           (i)  The  Master   Servicer   shall  deliver  to  the
                  Indenture Trustee, FSA and the Rating Agencies on or before June 30 of each year, commencing on June 30, 2000, a Servicing Officer's Certificate, certifying that with respect to the period ending on the immediately preceding December 31: (A) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (B) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (C) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, and (D) the Master Servicer has received from each Servicer such Servicer's annual certificate of compliance and a copy of such Servicer's annual audit report, in each case to the extent required under the applicable Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report .

                           (ii) Copies of such  statements  shall be provided to
                  any Bondholder upon request, by the Master Servicer or by the Indenture Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (A) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (B) the Indenture Trustee shall be unaware of the Master Servicer's failure to provide such statement).


                  (i) Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

         The Master Servicer shall obtain and maintain in force (i) a policy or policies of insurance covering errors and omissions on the performance of its obligations as Master Servicer hereunder, and (ii) a fidelity Bond in respect of its officers, employees and agents. In the event that any such policy or Bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or Bond. The coverage under each such policy and Bond shall be in such an amount as is customary therefor for the business of master servicing residential mortgage loans.

                  (j) Periodic Filings with the Securities and Exchange Commission; Additional Information.

         The Master Servicer agrees to promptly furnish to the Issuer, from time to time upon request, such information, reports and its financial statements within its control related to this Agreement and the Mortgage Loans as the Issuer reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                  (k)      Optional Purchase of Defaulted Mortgage Loans.

         Any Affiliate of AmREIT, in its sole discretion, shall have the right to elect (by written notice sent to the Indenture Trustee and the Master Servicer), but shall not be obligated, to purchase for its own account from the Trust Estate (or, in the case of the Issuer, to remove from the Lien of the Indenture) any Mortgage Loan which is 90 days or more Delinquent in the manner and at the Purchase Price specified in Section 2(c)(iv) with respect to Deleted Mortgage Loans and subject to the limitations of Section 8.05 of the Indenture; provided, however, such repurchase rights (i) must first be exercised as to those Mortgage Loans most Delinquent in payment at the time of repurchase and
(ii) may be exercised, in the aggregate (but excluding those Mortgage Loans being removed to satisfy the LPMI Insurer's right to purchase Delinquent Mortgage Loans covered by the LPMI Policy), with respect to no more than three percent (3.0%) of the Original Pool Principal Balance without FSA's prior consent. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Bond Account and the Custodian, upon notice of receipt by the Master Servicer of such deposit, shall release to the purchaser of such Mortgage Loan the related Indenture Trustee's Mortgage File. The Issuer and the Indenture Trustee (or the Master Servicer as its agent) shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser such Mortgage Loan. The purchaser of such Mortgage Loan shall succeed to all the Issuer's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any obligation to the Indenture Trustee or the Noteholders with respect thereto.

                  (l)      No Solicitation.

         The Master Servicer agrees not to use the Master Servicer's records to specifically solicit or permit any affiliate to solicit any Mortgagor with respect to the refinancing of a Mortgage Loan. The Master Servicer agrees that it will not take, permit or cause any action to be taken, directly or indirectly, to solicit any Mortgagor to refinance the related written consent of the Issuer and FSA; provided, however, all promotions of any kind directed to the general public derived from marketing lists of any nature shall not be considered solicitation pursuant to this section and shall be permitted provided such marketing list shall not have been generated from the Master Servicer's servicing records. Furthermore, the Master Servicer shall not be prohibited from responding to unsolicited requests or inquiries made by a Mortgagor. The Master Servicer agrees not to refer a Mortgagor's inquiry to the Master Servicer's affiliates; provided, however, that the Master Servicer or its affiliates shall have no liability to the Issuer or FSA if the Mortgagor proceeds directly to the Master Servicer's affiliates. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagor and the attendant rights, title and interest in and to the list of Mortgagors and data relating to their Mortgage Loans shall be retained by the Issuer.

                  (m)      Servicer Clean-up Call Purchase of Mortgage Loans

         Any Servicer that has the right to repurchase Mortgage Loans pursuant to a clean-up call in the related Servicing Agreement may exercise such right at a price equal to the Purchase Price for the Mortgage Loans. The Purchase Price for any Mortgage Loans so purchased shall be deposited in the Bond Account and the Indenture Trustee, upon receipt of a Request for Release, shall cause to be released to the Servicer the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loans released pursuant hereto and the Servicer of such Mortgage Loans shall succeed to all the Issuer's and the Indenture Trustee's right, title and interest in and to such Mortgage Loans and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The Servicer shall thereupon own such Mortgage Loans and all security and documents, free of any further obligation to the Issuer, the Indenture Trustee or the Bondholders with respect thereto.

                  (n)      Master Servicer Monthly Data

         If at any time there is a Separate Indenture Trustee, each month the Master Servicer shall (i) prepare and forward to the Indenture Trustee and FSA the Payment Date Statement or, (ii) if acceptable to the Separate Indenture Trustee, furnish information (from reports of the Servicers) sufficient to enable the Separate Indenture Trustee to prepare the Payment Date Statement.

         4.       Advances.

         The Master Servicer shall determine on or before each Master Servicer Advance Date whether any Servicer has failed to make any Advance of any Scheduled Payment of principal and interest required to be made by such Servicer pursuant to the terms of its Servicing Agreement. In the event that a Servicer fails to make an Advance required to be made by it under the related Servicing Agreement and such failure is not cured within the cure period provided therein (a "Defaulted Monthly Advance"), then the Master Servicer shall make a Master Servicer Advance in the amount of such Defaulted Monthly Advance on the related Master Servicer Advance Date (by depositing an amount equal to the Defaulted Monthly Advance in the Bond Account); provided, however, that the Master Servicer shall not be obligated to make the Master Servicer Advance if it determines that such advance would constitute a Nonrecoverable Advance; and provided further, that the Master Servicer shall have no obligation to make any subsequent Master Servicer Advances under this provision with respect to such defaulting Servicer unless the Master Servicer shall have assumed all of the obligations of the Servicer in accordance with the provisions of such Servicing Agreement (in lieu of FSA directing that a different successor Servicer be appointed). Notwithstanding the foregoing, if the Servicer is not terminated pursuant to such Servicing Agreement as a result of such default, and if thereafter the Servicer fails to make an Advance required to be made under such Servicing Agreement, then the Master Servicer shall have no obligation to make any Master Servicer Advance under this Section 4.

         The Master Servicer shall deliver to the Indenture Trustee, the Issuer and FSA on the related Master Servicer Advance Date or at any time thereafter an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Master Servicer Advance determined by the Master Servicer to be a Nonrecoverable Advance.

         5.       Master Servicing Compensation and Expenses.

                  (a)      Master Servicer Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to any investment earnings on the Bond Account.

         The Master Servicer shall be required to pay all internal costs and expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

                  (b)      Servicer Compensation.

         As compensation for its activities under its Servicing Agreement, each Servicer shall be entitled to retain out of each payment of interest on a Mortgage Loan (or portion thereof) an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment as provided in the related Servicing Agreement.

         Additional servicing compensation in the form of assumption fees, late payment charges and such other amounts as may be provided in the Servicing Agreements shall be retained by the Servicers to the extent provided in the related Servicing Agreement. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including payment of any premium for hazard insurance and any primary mortgage guaranty insurance policy other than the LPMI Policy) and maintenance of the other forms of insurance coverage required by its Servicing Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in its Servicing Agreement and not inconsistent with this Agreement.

         6.       Master Servicer.

                  (a)      Liabilities of the Master Servicer.

         The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

                  (b)      Merger or Consolidation of the Master Servicer.

         Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified to act as Master Servicer hereunder and shall have a net worth of not less than $15,000,000 and FSA shall have consented in writing to its assumptions of such master servicing obligations.

                  (c)      Resignation of Master Servicer.

         Except as otherwise provided in subsections (b) and (d) hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer acceptable to FSA (after consultation with the Indenture Trustee) and receipt by the Indenture Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Bonds (without regard to the FSA Policy) and with the prior written consent of FSA, or
(b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee, the Issuer and FSA, which Opinion of Counsel shall be reasonably acceptable to the Indenture Trustee, the Issuer and FSA. No such resignation shall become effective until the Indenture Trustee (if it is a different entity than the Master Servicer at the time, such an entity being referred to as a `Separate Indenture Trustee") shall have assumed, or a successor master servicer shall have been appointed as directed by FSA (after consultation with the Separate Indenture Trustee) and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Indenture Trustee, FSA and the Issuer.

                  (d) Assignment or Delegation of Duties by the Master Servicer.

         Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Indenture Trustee, the Issuer or the Rating Agencies but with the prior written consent of FSA to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Issuer and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to provision hereof, shall thereafter be payable to such successor master servicer.

                  (e) Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indenture Trustee or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company (to the extent of funds otherwise payable to it under the Indenture as holder of the Investor Certificate) and the Seller hereby agree to, and do hereby indemnify and hold harmless the Master Servicer and each of its directors, officers, employees and agents, and its and their respective successors and assigns, as applicable, from and against any and all losses, liabilities, claims, charges, damages, fines, penalties, judgments, actions, suits, costs and expenses of any kind or nature whatsoever (including reasonable attorneys' fees and expenses and reasonable fees and expenses of experts) imposed on, incurred by, or asserted against the Master Servicer or any of its directors, officers, employees, agents, or any of their respective successors or assigns, in any way related to or arising out of this Agreement other than any such loss, liability or claim resulting solely from the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder. This indemnification will survive the termination of the Master Servicer or this Agreement. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Bondholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate and the Master Servicer shall be entitled to be reimbursed therefor out of the Bond Account as provided by Section 3(g).

         The Master Servicer shall not be liable for any acts or omissions of any Servicer. In particular, the Master Servicer shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant.

         7.       Master Servicing Default; Termination and Liabilities.

                  (a)      Master Servicing Default.

         Any of the following acts or occurrences shall constitute a Master Servicing Default by the Master Servicer under this Agreement:

                           (i) any failure by the Master  Servicer to deposit in
                  the Bond Account or remit to the Indenture Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for three days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Issuer or to the Master Servicer, or which causes a claim to be made on the FSA Policy, the Indenture Trustee and the Issuer by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds; or

                           (ii) any failure by the Master Servicer to observe or
                  perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee, at the direction of FSA, or by FSA or, with the consent of FSA, the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds provided that such 30 day period shall be extended by an additional 30 days upon delivery by the Master Servicer to the Indenture Trustee and the Issuer of written notice of the steps being taken by the Master Servicer to remedy such failure; or

                           (iii) a  decree  or order  of a court  or  agency  or
                  supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                           (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

                           (v) the Master  Servicer  shall  admit in writing its
                  inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                           (vi) any  failure of the Master  Servicer to make any
                  Master Servicer Advance in the manner and at the time required to be made pursuant to Section 4 which continues unremedied for a period of one Business Day after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Issuer, the Indenture Trustee or FSA.

         If a Master Servicing  Default  described in clauses (i) to (v) of this
Section 7(a) shall occur, then, and in each and every such case, so long as such Master Servicing Default shall not have been remedied the Indenture Trustee may with the prior written consent of FSA, and shall at the direction of FSA or the Holders of Bonds representing more than 50% of the aggregate Principal Amount of Bonds with the prior written consent of FSA, by notice in writing to the Master Servicer (with a copy to each Rating Agency and FSA), and in addition to any other rights the Indenture Trustee may have on behalf of the Bondholders or FSA as a result of such Master Servicing Default, terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Bondholder under the Indenture and its obligations which are not assumed by the Separate Indenture Trustee pursuant to Section 7(b). If a Master Servicing Default described in clause (vi) shall occur, the Indenture Trustee shall, by notice in writing to the Master Servicer and the Issuer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Bondholder under the Indenture and its obligations which are not assumed by the Separate Indenture Trustee pursuant to Section 7(b). On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, unless an alternative successor Master Servicer shall have been appointed by FSA (after consultation with the Separate Indenture Trustee), shall pass to and be vested in the Separate Indenture Trustee. The Separate Indenture Trustee shall thereupon make any Master Servicer Advances required under Section
4. The Separate Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Separate Indenture Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Separate Indenture Trustee of all cash amounts which shall at the time be credited to the Bond Account or thereafter be received by the Master Servicer with respect to the Mortgage Loans.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Section 3(g), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

                  (b)      Separate Indenture Trustee to Act; Appointment of
Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7(a), the Separate Indenture Trustee, if any, shall, unless an alternative Master Servicer designated by FSA (after consultation with the Separate Indenture Trustee) has been appointed, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Master Servicer Advances pursuant to
Section 4. As compensation therefor, the Separate Indenture Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to hereunder if the Master Servicer had continued to act hereunder and any additional amounts agreed to by FSA. Notwithstanding the foregoing, if there is no Separate Indenture Trustee or the Separate Indenture Trustee shall be unwilling to so act, prohibited by applicable law from making Master Servicer Advances pursuant to Section 4 or is otherwise unable to so act, FSA shall appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to FSA the appointment of which does not adversely affect the then current rating of the Bonds (without regard to the FSA Policy) by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to master service the Mortgage Loans and which executes and delivers to the Issuer and the Separate Indenture Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6(e) incurred prior to termination of the Master Servicer under Section 7(a)), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Bonds (without regard to the existence of the FSA Policy) in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. In connection with such appointment and assumption, FSA may make such arrangements for the compensation of such successor out of earnings on the accounts as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the compensation permitted the Master Servicer hereunder. The Separate Indenture Trustee or other successor master servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Separate Indenture Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the preceding Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

         Any successor to the Master Servicer as master servicer shall give notice to the Servicers of such change of master servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3(i).

                  (c)      Waivers by FSA

         FSA (so long as no Bond Insurer default has occurred and is continuing), may waive any events permitting removal of the Master Servicer pursuant to this Section 7. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  (d)      Notification to Bondholders.

                           (i) Upon any termination of or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Bondholders, the Issuer, FSA and each Rating Agency.

                           (ii) Within 60 days after the occurrence of any Master Servicing Default, the Indenture Trustee shall transmit by mail to all Bondholders and the Issuer notice of each such Master Servicing Default hereunder known to the Indenture Trustee, unless such Master Servicing Default shall have been cured or waived.

         8.       Miscellaneous.

                  (a)      Term of Master Servicing Agreement.

         The obligations to be performed by the Master Servicer under this Agreement shall commence on and as of the date on which the Issuer issues the Bonds and shall terminate as to each Mortgage Loan upon (i) the payment in full of all principal and interest due under such Mortgage Loan or other liquidation of such Mortgage Loan as contemplated by this Agreement, (ii) the termination of the Master Servicer's rights and powers under this Agreement by the Indenture Trustee as provided in Section 7(a) of this Agreement, or (iii) the release by the Indenture Trustee of its security interest in such Mortgage Loan.

                  (b)      Assignment.

         Notwithstanding anything to the contrary contained herein, except as provided in Section 6(d), this Agreement may not be assigned by the Master Servicer without the prior written consent of the Indenture Trustee and FSA and written notice to the Issuer.

                  (c)      Notices.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at the following addresses:

                 The Master
                   Servicer:      Norwest Bank Minnesota, National Association
                                  11000 Broken Land Parkway
                                  Columbia, Maryland  21044-3562
                                  Attention:  Master Servicing Department
                                                     (AMREIT 1999-2)
                                  Facsimile No:  (410) 884-2360

              The Servicers:      At the  addresses  and  facsimile  numbers
                                  set  forth  in the  Servicing Agreements.

                 The Issuer:      American Residential Eagle Bond Trust (1999-2)
                                  c/o Wilmington Trust Company,
                                  as Owner Trustee
                                  Rodney Square North
                                  1100 N. Market Street
                                  Wilmington, DE 19890-0001

                                  Attention:      Corporate Trust
                                                  Administration

                                         With a copy to:

                                         American Residential Eagle, Inc.
                                         445 Marine View Avenue, Suite 100
                                         Del Mar, CA  92014
                                         Attention:  Eagle Trust 1999-2 Officer

                    Seller:              American Residential Investment Trust,
                                         Inc.
                                         445 Marine View Avenue, Suite 230
                                         Del Mar, CA  92014
                                         Attention:    Chief Financial Officer
                                         Facsimile:  (858) 350-6484

             The Indenture         Norwest Bank Minnesota, National Association
                Trustee  :         11000 Broken Land Parkway
                                   Columbia, Maryland  21044-3562
                                   Attention:  Corporate Trust Department
                                              (AMREIT 1999-2)
                                              Facsimile No:  (410) 884-2360

                      FSA:         Financial Security Assurance Inc.
                                   350 Park Avenue
                                   New York, New York  10022
                                   Attention:    Transaction Oversight
                                   Re:       American Residential Eagle Bond
                                             Trust 1999-2
                                             Confirmation:  (212) 826-0100
                             Facsimile Nos.:  (212) 339-3518 or (212) 339-3529
                                            (in  each   case  in  which
                                            notice       or       other
                                            communication to FSA refers
                                            to   a   Master   Servicing
                                            Default,  a  claim  on  the
                                            Policy or with  respect  to
                                            which  failure  on the part
                                            of FSA to respond  shall be
                                            deemed    to     constitute
                                            consent or acceptance, then
                                            a copy  of such  notice  or
                                           other communication  should
                                           also   be   sent   to   the
                                           attention  of  each  of the
                                           General   Counsel  and  the
                                           Head--Financial    Guaranty
                                           Group  and  shall be marked
                                           to     indicate     "URGENT
                                           MATERIAL ENCLOSED.")

                  Any Rating Agency:   The address specified therefor in the
                                       definition corresponding to the name of
                                       such Rating Agency.

         Any of the above entities may at any time give notice in writing to the others of a change of its address for the purpose of this Section 8(c).

                  (d)      Governing Law.

         This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

                  (e)      Amendments.

         This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except (i) by an instrument in writing signed by all parties hereto, or their respective successors or assigns, (ii) in compliance with Section 8.08 of the Indenture, and (iii) with the prior written consent of FSA.

                  (f)      Severability.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  (g)      No Joint Venture.

         The Master Servicer and the Issuer are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such of either of them.

                  (h)      Execution in Counterparts.

         This Agreement may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties.

                  (i)      Limitation of Liability of Wilmington Trust Company.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of American Residential Eagle Bond Trust 1999-2 under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it as Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Operative Agreements.

                  (j)      Nonpetition Covenants.

         Notwithstanding any prior termination of this Agreement, the Master Servicer and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer (or any assignee) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (k)      Third-Party Beneficiary.

         FSA shall be a third-party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof as if a party hereto; provided, however, that notwithstanding the foregoing, for so long as a Bond Insurer Default is continuing with respect to FSA's obligations under the FSA Policy, the Bondholders shall succeed to FSA's rights hereunder other than any right of FSA to payments hereunder.

                  (l) Trust Estate and Accounts Held for Benefit of FSA.

         The Master Servicer shall hold any property in its possession that is included in the Trust Estate, including funds in the Bond Account (but excluding any Master Servicing Fees and any other amounts or reimbursements to which the Master Servicer is entitled to deduct under this Agreement) for the benefit of the Bondholders and FSA and all references in this Agreement and in the Bonds to the benefit of Holders of the Bonds shall be deemed to include FSA.

         All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Bondholder shall also be sent to FSA.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each party has caused this Master Servicing Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

                                  AMERICAN RESIDENTIAL EAGLE BOND
                                  TRUST 1999-2,
                                  as Issuer

                                  By:      WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           but solely as Owner Trustee


                                  By:  ___________________________________

                                  Its:  __________________________________


                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Master Servicer and Indenture Trustee
                                  By:_______________________________________

                                 Its: ______________________________________
                                           Assistant Vice President


ACKNOWLEDGED AS TO SECTIONS 2(c) and 6(e):


AMERICAN RESIDENTIAL INVESTMENT
TRUST, INC.

By: ____________________________________

Its:____________________________________

                                   SCHEDULE I

                           Schedule of Mortgage Loans

                                   SCHEDULE II

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
                                      Bonds

              Representations and Warranties of the Master Servicer


         Norwest Bank Minnesota, National Association ("Norwest"), hereby makes the representations and warranties set forth in this Schedule II to the Issuer and the Indenture Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Bonds, among Norwest, as Master Servicer and Indenture Trustee and American Residential Eagle Bond Trust 1999-2, as Issuer.

                  (1) Norwest is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by the Master Servicing Agreement to be conducted by Norwest.

                  (2) Norwest has the full power and authority to master service the Mortgage Loans, and to execute, deliver and perform its obligations under, the Master Servicing Agreement and has duly authorized by all necessary action on the part of Norwest the execution, delivery and performance of the Master Servicing Agreement; and the Master Servicing Agreement, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Norwest, enforceable against Norwest in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (3) The execution and delivery of the Master Servicing Agreement by Norwest, the master servicing of the Mortgage Loans by Norwest under the Master Servicing Agreement, the consummation of any other of the transactions contemplated by the Master Servicing Agreement, and the fulfillment of or compliance with the terms thereof will not (A) result in a material breach of any term or provision of the charter or by-laws of Norwest or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Norwest is a party or by which it may be bound, or
         (C) constitute a material violation of any statute, order or regulation applicable to Norwest of any court, regulatory body, administrative agency or governmental body having jurisdiction over Norwest.

                  (4) No litigation is pending or, to the best of Norwest's knowledge, threatened against Norwest that would materially and adversely affect the execution or delivery of the Master Servicing
         Agreement by Norwest or enforceability of the Master Servicing Agreement against Norwest or the ability of Norwest to master service the Mortgage Loans or to perform any of its other obligations under the Master Servicing Agreement in accordance with the terms thereof.

                  (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Norwest of its obligations under the Master Servicing Agreement, or if any such consent, approval, authorization or order is required, Norwest has obtained the same.

                                  SCHEDULE III

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
                                      Bonds

             Representations and Warranties as to the Mortgage Loans


         In the Mortgage Loan Purchase Agreement (which has been assigned to the Indenture Trustee), American Residential Investment Trust, Inc. (the "Seller") makes the representations and warranties set forth in this Schedule III, as of the Closing Date, or if so specified herein, as of the Cut-off Date or the Statistical Cut-off Date (as defined below), as the case may be. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series of Bonds, issued by American Residential Eagle Bond Trust 1999-2.

                     (a) General. The information with respect to the Mortgage Loan set forth in the Mortgage File and the Mortgage Loan Schedule is true and correct in all material respects, and no Mortgage Loan has been modified, revised, changed or altered in any manner by AmREIT. The Mortgage Loan was originated and underwritten in accordance with Seller's underwriting guidelines, as described in the Prospectus Supplement for the above-referenced Bonds. Each document in the related Mortgage File has been or shall be delivered in accordance with the terms of this agreement.

                     (b) Payments Current. As of June 30, 1999 (the "Statistical Cut-off Date"), no more than 0.36% of the Mortgage Loans (by Principal Balance as of the Statistical Cut-off Date) were 30 but not more than 59 days Delinquent and none of the Mortgage Loans were 60 days or more Delinquent. First payment due on such Mortgage Loans has been or will be made on a timely basis.

                     (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage Note or the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or, if required by the Mortgage or applicable law, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest.

                     (d) Original Terms Unmodified; No Defenses. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, and no Mortgagor has been released, in whole or in part. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was funded.

                     (e) Hazard Insurance. All buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily insured against in the broad form of extended coverage hazard insurance available for properties in the area where the Mortgaged Property is located in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan (together, in the case of a subordinate lien Mortgage Loan, with the outstanding principal balance of the senior mortgage(s), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or (iii) the full insurable value of the Mortgaged Property, but in any event in no greater amount as may be allowed by applicable law. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance was required by federal regulation and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect in an amount not less than the least of (I) the outstanding principal balance of the Mortgage Loan (together, in the case of a subordinate lien Mortgage Loan, with the outstanding principal balance of the senior mortgage(s), (II) the minimum amount required to compensate for damage or loss on a replacement cost basis or (III) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. All individual insurance policies contain a standard mortgagee loss payable clause and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. Each insurance policy required hereunder is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Purchaser upon the consummation of the sale of the Mortgage Loan to Purchaser pursuant to this Agreement. Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, the payment, retention, or realization of any unlawful fee, commission, kickback, or other unlawful compensation or value of any kind to or by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller.

                     (f) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Seller shall maintain in its possession, available for Purchaser's inspection, and shall deliver to Purchaser upon demand, evidence of compliance with all such requirements, to the extent compliance requires preparation of one or more documents.

                     (g) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has Seller waived any default resulting from any action or inaction by the Mortgagor.

                    (h) Valid Lien. The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, of the priority described in the Mortgage File and the Mortgage Loan Schedule, if any, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                        (i) the lien of current real property taxes and assessments not yet due and payable;

                        (ii) covenants,  conditions and restrictions,  rights of
            way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal;

                        (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

                        (iv) any senior liens identified in the Mortgage File if
            the Mortgage is identified as a subordinate lien in the Mortgage File and the Mortgage Loan Schedule, if any.

                     Any security agreement, chattel Mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest, of the same priority as the Mortgage, on the property described therein and Seller has full right to sell and assign the same to Purchaser.

                     (i) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagee in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreements are the parties described in the Mortgage File and had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement. The related Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                     (j) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                     (k) Ownership. Immediately prior to the sale of the Mortgage Loan to Purchaser hereunder, Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority to subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement, and following the sale of the Mortgage Loan, Purchaser will own the Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan.

                     (l) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as a mortgagee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) organized under the laws of such state, (iii) qualified to do business in such state, (iv) federal savings and loan associations or national banks having principal officers in such state, or (v) not doing business in such state.

                     (m) Title Insurance. The Mortgage Loan is covered by either
         (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA or, if approved in writing by Purchaser, a CLTA lender's title insurance policy, and each such title insurance policy is issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the mortgagee as to the appropriate priority of the lien of the Mortgage in the original principal amount of the Mortgage Loan, plus the outstanding principal balance of any senior mortgage loan in the case of a subordinate lien Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (i), (ii) and (iv) of paragraph (h) of this Section 7.02, and, in the case of an adjustable rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the related Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Such lender's title insurance policy is valid and remains in full force and effect. No claims have been made under such lender's title insurance policy, and neither Seller, nor to Seller's knowledge, any prior holder of the Mortgage has done, by act of omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, the payment, retention or realization of any unlawful fee, commission, kickback or other unlawful compensation or value of any kind by or to any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller.

                     (n) No Defaults. Except as set forth in (b) above, as of the Statistical Cut-off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, other than the failure to make, prior to expiration of the applicable grace period, the Monthly Payment due immediately prior to the related Closing Date if such Closing Date occurs prior to the expiration of such grace period, would constitute a default, breach, violation or event of acceleration and neither AmREIT nor its predecessors have waived any default, breach, violation or event of acceleration.

                     (o) No Mechanics' Liens. There is no mechanic's or similar lien or claim which has been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such a lien) affecting the related Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, except to the extent insured against by the related title insurance policy.

                     (p) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

                     (q) Payment Terms. The Mortgage Note is payable in monthly installments of principal and interest sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization, except for any Mortgage Note relating to a "balloon" Mortgage Loan which amortizes the principal balance of such Mortgage Note over a thirty year period but provides for a balloon payment of the outstanding principal balance no sooner than the fifth year.

                     (r) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including
         (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by the Mortgagor on the Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property, subject to one or more superior mortgages in the case of a subordinate lien Mortgage Loan. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                     (s) Residential Property. The Mortgaged Property is improved by a one-to-four-family residential dwelling owned by the related Mortgagor in fee simple; provided, however, that no such Mortgaged Property consists of a mobile home or cooperative.

                     (t) Occupancy and Use of the Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

                     (u) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                     (v) Due-On-Sale. Subject to applicable state law, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

                     (w) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions, and no arrangements have been made, pursuant to which Monthly Payments are or were paid or partially paid with funds deposited in any separate account established by Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

                     (x) Consolidation of Future Monthly Advances. Any advances made after origination of the Mortgage Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured in accordance with the requirements of paragraph (mortgage) of this Section 7.02. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                     (y) Mortgaged Property  Undamaged.  To Seller's  knowledge, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended, and each Mortgaged Property is in good repair. There is no proceeding pending or, to the knowledge of Seller, threatened for the total or partial condemnation of the Mortgaged Property. A full appraisal and a review appraisal of the Mortgaged Property was performed or recertified in connection with the origination of the Mortgage Loan, each within 120 days of the closing thereof, and each such appraisal was performed in accordance with the Uniform Standards of Professional Appraisal Practice and in accordance with the standards commonly employed by appraisers of similar properties in the same region.

                     (z) Servicing; Escrow Deposits; Interest Rate Adjustments. The Mortgage Loan has been serviced in accordance with Accepted Servicing Practices. With respect to escrow deposits and Escrow Payments, all such payments have or will be transferred to Purchaser and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. If required under the Mortgage and not prohibited by applicable law, an escrow of funds has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

                     (aa) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule, regulation or order of any federal, state or other governmental authority is an issue; and, to Seller's knowledge, the Mortgaged Property is in compliance with all such laws, rules, regulations and orders.

                     (bb) Soldiers' and Sailors' Civic Relief Act. The Mortgagor has not notified Seller of any relief requested by the Mortgagor under the Soldiers' and Sailors' Civic Relief Act of 1990.

                     (cc) Leaseholds. If the Mortgage Loan is secured by a leasehold estate, the lease is valid and in good standing, all rents and other payments that have become due under the lease have been paid properly, the lessee is not in default under any provision of the lease, the lease does not provide for its forfeiture or termination for any reason except the nonpayment of lease rents, and the maturity date of the lease is at least five years after the maturity date of the Mortgage.

                     (dd) No Misrepresentation. To Seller's knowledge, neither the Mortgagor nor any other party has made any misrepresentation or committed any fraud in connection with the origination of the Mortgage Loan or the sale of the Mortgage Loan to Purchaser.

                     (ee) Insurance. Seller has caused to be performed any and all acts required to be performed to preserve the rights and remedies of Purchaser and its successors and assigns in any Insurance policies applicable to the Mortgage Loan including any necessary notifications of insurers, assignments of policies or interest therein, and the vesting of co-insured, joint loss payee and mortgage rights in favor or Purchaser and its successors and assigns. If the related Mortgagor purchased a credit life insurance policy in connection with the closing of the Mortgage Loan, the premium has been paid over to the insurer.

                     (ff) No Litigation. The Mortgage Loan has at no time been the subject of litigation, including but not limited to foreclosure litigation or bankruptcy proceedings.

                     (gg) Loan-To-Value. As of the Statistical Cut-off Date, no Mortgage Loan had a Loan-To-Value Ratio at origination in excess of 100.00% and as of the Statistical Cut-off Date, the weighted average Loan-To-Value Ratio at origination is 77.01%.

                     (hh) Status of Originators. Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                     (ii) Coverage by LPMI Insurer. Each of the Mortgage Loans that is identified on Schedule IV hereto is covered by an Insurance Policy issued by LPMI Insurer. All requirements for the valid transfer of each Insurance Policy listed in Schedule VI, including any assignments or notices required, have been satisfied. As of the Closing Date, with respect to each Mortgage Loan that is subject to an Insurance Policy, AmREIT has not taken any action, or omitted to take any action, and has no knowledge of any circumstances that would cause LPMI Insurer to deny a claim with respect to such Mortgage Loan.

                                   SCHEDULE IV

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
                                      Bonds

                  Representations and Warranties of the Issuer

         American Residential Eagle Bond Trust 1999-2 (the "Issuer") hereby makes the representations and warranties set forth in this Schedule IV to the Master Servicer and the Indenture Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series, among Norwest Bank Minnesota, National Association, as Master Servicer and Indenture Trustee, the Issuer.

                  (A) The Issuer is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by the Master Servicing Agreement and to comply with its obligations under the terms of that Agreement, the performance of which have been duly authorized by all necessary action.

                  (B) Neither the execution and delivery of the Master Servicing Agreement by the Issuer, nor the performance and compliance with the terms thereof by the Issuer will (A) result in a material breach of any term or provision of the instruments creating the Issuer or governing its operations, or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Issuer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer; and the Issuer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Issuer's ability to perform or meet any of its obligations under the Master Servicing Agreement.

                  (C) The Master Servicing Agreement, and all documents and instruments contemplated hereby, which are executed and delivered by the Issuer, will, assuming due authorization, execution by and delivery to the other parties hereto and thereto, constitute valid, legal and binding obligations of the Issuer, enforceable in accordance with their respective terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (D) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer that would materially and adversely affect the execution, delivery or enforceability of the Master Servicing Agreement or the ability of the Issuer to perform its obligations thereunder.

                  (E) Immediately prior to the pledge of the Mortgage Loans to the Indenture Trustee, the Issuer had good title to, and was the sole owner of, each Mortgage Loan free and clear of any liens, charges or encumbrances or any ownership or participation interests in favor of any other Person.

                                   SCHEDULE V

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
                                      Bonds


                              Servicing Agreements


1. Mortgage Loan Purchase and Servicing Agreement, dated as of May 26, 1999, between Countrywide Home Loans, Inc. and American Residential Investment Trust, Inc. as amended and supplemented by Purchase Confirmation, Deal No. 9904-002 and Purchase Confirmation, Deal No. 9905-005 dated May 27, 1999 and the Purchase Confirmation, Deal No. 9906-022 dated June 29, 1999 and by the First Amendment to Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 1999, between Countrywide Home Loans, Inc. and American Residential Investment Trust, Inc..

2. Loan Servicing Agreement, dated as of June 1, 1999, between Option One Mortgage Corporation and American Residential Investment Trust, Inc., as amended by the Purchase Price and Terms Letter dated as of June 1, 1999, and as amended and supplemented by the Reconstituted Servicing Agreement, dated as of July 1, 1999, between Option One Mortgage Corporation and American Residential Investment Trust, Inc.

                                   SCHEDULE VI

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
                                      Bonds

                          Purchase and Sale Agreements


1. Mortgage Loan Purchase and Servicing Agreement, dated as of May 26, 1999, between Countrywide Home Loans, Inc. and American Residential Investment Trust, Inc. as amended and supplemented by Purchase Confirmation, Deal No. 9904-002 and Purchase Confirmation, Deal No. 9905-005 dated May 27, 1999 and the Purchase Confirmation, Deal No. 9906-022 dated June 29, 1999.

2. Master Mortgage Loan Sale and Purchase Agreement, dated June 1, 1999, as modified and supplemented by the Purchase Price and Terms Letter dated as of June 1, 1999.